EXHIBIT 10.6

REUNION GF# 101000567



                    SPECIAL WARRANTY DEED WITH VENDOR'S LIEN



Date:             February 14, 2003

Grantor:          ONE  STEMMONS  LAND  LIMITED  PARTNERSHIP,   a  Texas  limited
                  partnership and
                  TWO  STEMMONS  LAND  LIMITED  PARTNERSHIP,   a  Texas  limited
                  partnership

Grantor's Mailing Address:

                  One Stemmons  Land Limited  Partnership  and Two Stemmons Land
                  Limited Partnership
                  2221 Manana Drive, Suite 110
                  Dallas, Texas 75220
                  Dallas County

Grantee: MILLION DOLLAR SALOON, INC., a Nevada corporation

Grantee's Mailing Address:

                  Million Dollar Saloon, Inc.
                  6848 Greenville Avenue
                  Dallas, Texas 75231
                  Dallas County

Consideration:

         Cash and a note of even date  executed  by Grantee  and  payable to the order of Grantor in the  principal  amount of TWO  MILLION  ONE HUNDRED
         FIFTY  SIX  THOUSAND   SEVEN  HUNDRED   THIRTEEN  AND  50/100   DOLLARS
         ($2,156,713.50).  The note is secured by a first and superior  vendor's lien and superior title retained in this deed and by a first-lien  deed of trust of even date from Grantee to Scott L. Luna, trustee.


Property (including any improvements):

         See Exhibit "A" attached hereto and incorporated herein for all purposes.

Reservations from Conveyance:

         Grantor hereby reserves from the conveyance of the Property for itself and its successors, assigns, employees, officers, agents, and contractors, an easement and license to enter upon and use such portions of the Property as is necessary to relocate the billboard sign located on the Property and any related facilities to another area on the Property. Such easement and license shall be perpetual and shall run with the land.

Exceptions to Conveyance and Warranty:

         Liens  described  as part of the  Consideration  and  any  other  liens described  in this deed as being  either  assumed or  subject to which  title is taken;  validly existing  easements,  rights-of-way,  and  prescriptive  rights,
whether  of  record  or  not;  all  presently   recorded  and  validly  existing
instruments,  other than conveyances of the surface fee estate,  that affect the
Property;  and taxes for 2003,  which Grantee assumes and agrees to pay, but not subsequent  assessments  for that and prior  years due to change in land  usage, ownership, or both, the payment of which Grantor assumes.


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

         Grantor, for the Consideration and subject to the Reservations from Conveyance and the Exceptions to Conveyance and Warranty, grants, sells, and conveys to Grantee the Property, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. Grantor binds Grantor and Grantor's heirs and successors to warrant and forever defend all and singular the Property to Grantee and Grantee's heirs, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof when the claim is by, through, or under Grantor but not otherwise, except as to the Reservations from Conveyance and the Exceptions to Conveyance and Warranty.

         As a material part of the Consideration for this deed, Grantor and Grantee agree that Grantee is taking the Property "AS IS" with any and all latent and patent defects and that there is no warranty by Grantor that the Property has a particular financial value or is fit for a particular purpose.
Grantee acknowledges and stipulates that Grantee is not relying on any representation, statement, or other assertion with respect to the Property condition buy is relying on Grantee's examination of the Property. Grantee takes the Property with the express understanding and stipulation that there are no express or implied warranties.

         The vendor's lien against and superior title to the Property are retained until each note described is fully paid according to its terms, at which time this deed will become absolute.

         When the context requires, singular nouns and pronouns include the plural.


ONE STEMMONS LAND LIMITED                          TWO STEMMONS LAND LIMITED
PARTNERSHIP, a Texas limited partnership           PARTNERSHIP, a Texas limited partnership
By:  Stemmons Manana Corporation,                  By:  Stemmons Manana Corporation,
       a Texas corporation, its general partner           a Texas corporation, its general partner


BY:____________________________________________    BY:____________________________________________
   Gary Gilmore, Vice President                       Gary Gilmore, Vice President


STATE OF TEXAS                      )

COUNTY OF DALLAS                    )

         This instrument was acknowledged before me on , 2003, by Gary Gilmore, Vice President of Stemmons Manana Corporation, a Texas corporation, general partner of One Stemmons Land Limited Partnership, a Texas limited partnership, on behalf of said partnership.

                                                   _____________________________
                                                   Notary Public, State of Texas

STATE OF TEXAS                      )

COUNTY OF DALLAS                    )

         This instrument was acknowledged before me on , 2003, by Gary Gilmore, Vice President of Stemmons Manana Corporation, a Texas corporation, general partner of Two Stemmons Land Limited Partnership, a Texas limited partnership, on behalf of said partnership.

                                                   _____________________________
                                                   Notary Public, State of Texas


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PREPARED IN THE OFFICE OF:                           AFTER RECORDING RETURN TO:

Luna & Luna, L.L.P.                                  Reunion Title
1505 Northwest Highway                               5944 Luther Lane, Suite 800
Garland, Texas 75041                                 Dallas, Texas  75225
Tel: (972) 926-5300
Fax: (972) 278-8357






























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                                   EXHIBIT "A"

BEING a lot, tract or parcel of land situated in the JOHN L. HUNT SURVEY, ABSTRACT NO. 588, Dallas County, Texas and being a part of that same tract of land conveyed to ONE STEMMONS LAND LIMITED PARTNERSHIP, a Texas limited partnership, recorded in Volume 96137, Page 829 of the Deed Records of Dallas County, Texas, and being a strip of land approximately 37.5 feet by 582 feet of TWO STEMMONS LAND LIMITED PARTNERSHIP recorded in Volume 96137, Page 838, Deed Records of Dallas County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a point for corner in the center line of a 75 foot Drainage Easement recorded in Volume 67009, Page 979, Deed Records, Dallas County, Texas, said corner also lying in the East line of Goodnight Lane (50.0 foot right-of-way), recorded in Volume 2002058, Page 00187 of the Plat Records of Dallas County, Texas;

THENCE North, along the East line of said Goodnight Lane, passing a 5/8 inch iron rod set for witness in the North line of said Drainage Easement and being in the North line of said Two Stemmons tract and in the South line of said One Stemmons tract, and continuing in all a distance of 516.79 feet to a 5/8 inch iron rod set in the East line of said Goodnight Lane;

THENCE North 89 degrees 59 minutes 48 seconds East, and passing at a distance approximately of 99.66 feet the Southwest corner of Lot 2, Block 1/6509 of Centennial-Walnut Hill Addition, an Addition to the City of Dallas, Dallas County, according to the Map or Plat recorded in Volume 97215, Page 6253 of the Plat Records of Dallas County, Texas, and continuing for a total distance of
562.22 feet to a 1/2 inch iron rod found at the Southeast corner of said Lot 2, said corner also lying in the West line of IH 35E (Stemmons Freeway) (variable width right-of-way);

THENCE South 00 degrees 59 minutes 23 seconds East, along the West line of said IH 35E, a distance of 350.17 feet to a concrete monument found;

THENCE South 04 degrees 55 minutes 39 seconds East, along the West line of said IH 35E, passing at a distance of 118.98 feet a 5/8 inch iron rod set for witness at the Northeast corner of Two Stemmons tract and at the Southeast corner of said One Stemmons tract and in the North line of said Drainage Easement and continuing in all a distance of 159.74 feet to a point for corner in the center of said Drainage Easement;

THENCE South 89 degrees 15 minutes 23 seconds West, along the center line of said Drainage Easement, a distance of 582.04 feet to the POINT OF BEGINNING, and CONTAINING 291,624.40 square feet or 6.695 acres of land.



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